Exhibit 32


                               CERTIFICATION UNDER
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


To my knowledge, this Report on Form 10-Q for the nine months ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Central Bancorp, Inc.



                              By:/s/ John D. Doherty
                                 -----------------------------------------------
                                 John D. Doherty
                                 Chairman, President and Chief Executive Officer



                              By:/s/ Michael K. Devlin
                                 -----------------------------------------------
                                 Michael K. Devlin
                                 Senior Vice President, Treasurer
                                 and Chief Financial Officer


Date:  February 17, 2004